

                                     ARTICLES
                                     --------
                                                      CERTIFIED A TRUE COPY THIS
                                                      5th DAY OF NOVEMBER, 2002
                                         of           /s/ LESLIE L. KAPUSIANYK
                                         --           ----------------------
                                                      SOLICITOR FOR THE COMPANY
                                                      CERTIFIED A TRUE COPY THIS
                                SENLAC OIL & GAS LTD. 5th DAY OF NOVEMBER, 2002 --------------------- /s/ LESLIE L. KAPUSIANYK
                                                      ----------------------
                                                      SOLICITOR FOR THE COMPANY

                                  TABLE  OF  CONTENTS
                                  -------------------



PART ARTICLE  SUBJECT
---- -------  -------

1    INTERPRETATION
     1.1.     Definition
              Construction  of  Words
     1.2.     Definitions  same  as  Companies  Act
     1.3.     Interpretation  Act  Rules  of  Construction  apply.

2    SHARES
     2.1.     Member  entitled  to  Certificate
     2.2.     Replacement  of  Lost  or  Defaced  Certificate
     2.3.     Execution  of  Certificates
     2.4.     Recognition  of  Trusts

3    ISSUE  OF  SHARES
     3.1.     Directors  Authorized
     3.2.     Conditions  of  Allotment
     3.3.     Commissions  and  Brokerage
     3.4.     Conditions  of  Issue

4    SHARE  REGISTERS
     4.1.     Registers  of  Members,  Transfers  and  Allotments
     4.2.     Branch  Registers  of  Members
     4.3.     No  Closing  of  Register  of  Members

5    TRANSFER  AND  TRANSMISSION  OF  SHARES
     5.1.     Transfer  of  Shares
     5.2.     Execution  of  Instrument  of  Transfer
     5.3.     Enquiry  as  to  Title  not  Required
     5.4.     Submission  of  Instruments  of  Transfer
     5.5.     Transfer  Fee
     5.6.     Personal  Representative  Recognized  on  Death
     5.7.     Death  or  Bankruptcy
     5.7.     Persons  in  Representative  Capacity

6    ALTERATION  OF  CAPITAL
     6.1.     Increase  of  Authorized  Capital
     6.2.     Other  Capital  Alterations
     6.3.     Creation, Variation and Abrogation of Special Rights and
     6.4.     Consent of  Class  Required

                                       II


     6.5.     Special  Rights  of  Conversion
     6.6.     Class  Meetings  of  Members

7    PURCHASE  AND  REDEMPTION  OF  SHARES
     7.1.     Company  Authorized  to  Purchase  or  Redeem  its  Shares
     7.2.     Selection  of  Shares  to  be  Redeemed
     7.3.     Purchased  or  Redeemed  Shares  Not  Voted

8    BORROWING  POWERS
     8.1.     Powers  of  Directors
     8.2.     Special Rights Attached to and Negotiability of Debt Obligations
     8.3.     Register  of  Debentureholders
     8.4.     Execution  of  Debt  Obligation
     8.5.     Register  of  Indebtedness

9    GENERAL  MEETINGS
     9.1.     Annual  General  Meetings
     9.2.     Waiver  of  Annual  General  Meetings
     9.3.     Classification  of  General  Meeting
     9.4.     Calling  of  Meetings
     9.5.     Advance  Notice  for  Election  of  Directors
     9.6.     Notice  of  General  Meetings
     9.7.     Waiver  or  Reduction  of  Notice
     9.8.     Notice  of  Special  Business  at  General  Meetings

10   PROCEEDINGS  AT  GENERAL  MEETINGS
     10.1.    Special  Business
     10.2.    Requirement  of  Quorum
     10.3.    Quorum
     10.4.    Lack  of  Quorum
     10.5.    Chairman
     10.6.    Alternate  Chairman
     10.7.    Adjournments
     10.8.    Resolutions  Need  Not  be  Seconded
     10.9.    Decisions  by  Show  of  Hands  or  Poll
     10.10.   Casting  Vote
     10.11.   Manner  of  Taking  Poll
     10.12.   Retention  of  Ballots  Cast  on  a  Poll
     10.13.   Casting  of  Votes
     10.14.   Ordinary  Resolution  Sufficient

11   VOTES  OF  MEMBERS
     11.1.    Number  of  Votes  Per  Share  or  Member
     11.2.    Votes  of  Persons  in  Representative  Capacity
     11.3.    Representative  of  a  Corporate  Member
     11.4.    Votes  by  Joint  Holders

                                       III



     11.5.    Votes  by  Committee  for  a  Member
     11.6.    Appointment  of  Proxyholders
     11.7.    Execution  of  Form  of  Proxy
     11.8.    Deposit  of  Proxy
     11.9.    Form  of  Proxy
     11.10.   Validity  of  Proxy  Vote
     11.11.   Revocation  of  Proxy

12   DIRECTORS
     12.1.    Number  of  Directors
     12.2.    Remuneration  and  Expenses  of  Directors
     12.3.    Qualification  of  Directors


13   ELECTION  AND  REMOVAL  OF  DIRECTORS
     13.1.    Election  at  Annual  General  Meetings
     13.2.    Eligibility  of  Retiring  Director
     13.3.    Continuance  of  Directors
     13.4.    Election  of  Less  than  Required  Number  of  Directors
     13.5.    Filling  a  Casual  Vacancy
     13.6.    Additional  Directors
     13.7.    Alternate  Directors
     13.8.    Termination  of  Directorship
     13.9.    Removal  of  Directors

14   POWERS  AND  DUTIES  OF  DIRECTORS
     14.1.    Management  of  Affairs  and  Business
     14.2.    Appointment  of  Attorney

15   DISCLOSURE  OF  INTEREST  OF  DIRECTORS
     15.1.    Disclosure  of  Conflicting  Interest
     15.2.    Voting  and  Quorum  re  Proposed  Contract
     15.3.    Director  May  Hold  Office  or  Place  of  Profit  with  Company
     15.4.    Director  Acting  in  Professional  Capacity
     15.5.    Director  Receiving  Remuneration  from  Other  Interests

16   PROCEEDINGS  OF  DIRECTORS
     16.1.    Chairman  and  Alternative
     16.2.    Meetings  -  Procedure
     16.3.    Meetings  by  Conference  Telephone
     16.4.    Notice  of  Meeting
     16.5.    Waiver  of  Notice  of  Meetings
     16.6.    Quorum
     16.7.    Continuing  Directors  may  Act  During  Vacancy
     16.8.    Validity  of  Acts  of  Directors
     16.9.    Resolution  in  Writing  Effective

                                       IV

17   EXECUTIVE  AND  OTHER  COMMITTEES
     17.1.    Appointment  of  Executive  Committee
     17.2.    Appointment  of  Committees
     17.3.    Procedure  at  Meetings

18   OFFICERS
     18.1.    President  and  Secretary  Required
     18.2.    Persons  Holding  More  Than  One  Office  and  Remuneration
     18.3.    Disclosure  of  Conflicting  Interest

19   INDEMNITY  AND  PROTECTION  OF  DIRECTORS,  OFFICERS  AND  EMPLOYEES
     19.1.   Indemnification  of  Directors
     19.2.   Indemnification  of  Officers,  Employees,  Agents
     19.3.   Indemnification  not  invalidated  by  non-compliance
     19.4.   Company  May  Purchase  Insurance

20   DIVIDENDS  AND  RESERVES
     20.1.    Declaration  of  Dividends
     20.2.    Declared  Dividend  Date
     20.3.    Proportionate  to  Number  of  Shares  Held
     20.4.    Reserves
     20.5.    Receipts  from  Joint  Holders
     20.6.    No  Interest  on  Dividends
     20.7.    Payment  of  Dividends
     20.8.    Capitalization  of  Undistributed  Surplus

21   DOCUMENTS,  RECORDS  AND  REPORTS
     21.1.    Documents  to  be  Kept
     21.2.    Accounts  to  be  Kept
     21.3.    Inspection  of  Accounts
     21.4.    Financial  Statements  and  Reports  for  General  Meeting
     21.5.    Financial  Statements  and  Reports  for  Members

22   NOTICES
     22.1.    Method  of  Giving  Notice
     22.2.    Notice  to  Joint  Holder
     22.3.    Notice  to  Personal  Representative
     22.4.    Persons  to  Receive  Notice

23   RECORD  DATES
     23.1.    Record  Date
     23.2.    No  Closure  of  Register  of  Members

24   SEAL
     24.1.    Affixation  of  Seal  to  Document

                                       V

     24.2.    Reproduction  of  Seal

     24.3.    Official  Seal  for  Other  Jurisdictions

25   MECHANICAL  REPRODUCTION  OF  SIGNATURES
     25.1.     Instruments  May  Be  Mechanically  Signed
     25.2.     Definition  of  Instruments

26   PROHIBITIONS
     26.1.     Number of Members and No Securities to be Offered to the Public
     26.2.     Restriction  on  Transfer  of  Shares

                          PROVINCE OF BRITISH COLUMBIA


                                  COMPANIES ACT
                                                              ORIGINAL WAS
                                                          Filed and Registered
                                                            February 29, 1980
                                                         M.A. Jorre de St. Jorre
                                                         Registrar of Companies
                                    ARTICLES

                                       of

                              SENLAC OIL & GAS LTD.
                              ---------------------

                                     PART I

                                 INTERPRETATION
                                 --------------

1.1. In these Articles, unless there is something in the subject or context inconsistent therewith:

     "Board" and "the Directors" or "the directors" mean the Directors or sole Director of the Company for the time being.

     "Company Act" means the Companies Act of the Province of British Columbia as form time to time enacted and all amendments thereto and includes the regulations made pursuant thereto.

     "seal"  means  the  common  seal  of  the  Company.

     "month"  means  calendar  month.

     "registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such shares.

     Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

      Words importing the singular include the plural and vice versa; and words importing male persons include female persons and words importing persons shall include corporations.

1.2. The meaning of any words or phrases defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

1.3. The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.

                                     PART 2

                          SHARES AND SHARE CERTIFICATES
                          -----------------------------

2.1. Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him; provided that, in respect of a share or shares held jointly be several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.


2.2.     If  a  share  certificate

     (i) is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

     (ii) is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

   (iii) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

Such sum, not exceeding one dollar, as the Directors may from time to time fix, shall be paid to the Company for each certificate to be issued under this Article.

2.3. Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed, lithographed, engraved or otherwise mechanically reproduced in accordance with these Articles.

2.4. Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.


                                     PART 3

                                 ISSUE OF SHARES
                                 ---------------

3.1. Subject to Article 3.2 and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in, shares authorized but not outstanding at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such price or for such consideration, as they, in their absolute discretion, may determine.

3.2. If the Company is, or becomes, a company which is not a reporting company and the Directors are required by the Companies Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

3.3. Subject to the provisions of the Companies Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company, or procuring, or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, provided that, if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price of such shares, and if the Company is a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 95 per centum of the amount of the subscription price of such shares.

3.4. No share may be issued until it is fully paid and the Company shall have received the full consideration therefore in cash, property or past services actually performed for the Company. The value of property or services for the purposes of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.


                                     PART 4

                                 SHARE REGISTERS
                                 ---------------

4.1. The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Companies Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of shares. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for it shares or such class thereof, as the case may be, and the same or another trust company or companies, as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

4.2. Unless prohibited by the Companies Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the Directors may from time to time determine.

4.3.     The  Company  shall  not  at  any  time  close its register of members.


                                     PART 5

                       TRANSFER AND TRANSMISSION OF SHARES
                       -----------------------------------

5.1. Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. Except to the extend that the Companies Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

5.2. The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute, a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares presented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

5.4. Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

5.5. There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

5.6. In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative the Directors may require him to obtain a grant of probate or letters of administration in British Columbia.

5.7. Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Companies Act shall have been deposited at the Company's registered office.

5.8. Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the Company as the Companies Act requires or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute has the right either to be registered as a member in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.


                                     PART 6

                              ALTERATION OF CAPITAL
                              ---------------------

6.1. The Company may by ordinary resolution filed with the Registrar amend its Memorandum to increase the authorized capital of the Company by:

     (i)   creating shares  with par value or shares without par value, or both;

     (ii) increasing the number of shares with par value or shares without par value, or both; or

     (iii) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2. The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or form shares without par value to shares with par value, or change the designation of, all or any of its shares but only to such extent, in such manner and with such consents of members holding a class of shares which is the subject of or affected by such alternation, as the Companies Act provides.

6.3.     The  Company  may  alter  its  Memorandum  or  these  Articles

     (i) by special resolution, to create, define and attach special rights or restrictions to any shares, and

     (ii) by special resolution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares and in each case by filing a certified copy of such resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of such class.

6.4. Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of the issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.

6.5. If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Companies Act, the British Columbia Superintendent of Brokers shall have consented to the resolution.

6.6. Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.


                                     PART 7

                        PURCHASE AND REDEMPTION OF SHARES
                        ---------------------------------

7.1. Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the Directors and in compliance with the Companies Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Companies Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.

7.2. If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.

7.3. Subject to the provisions of the Companies Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of these shares and no dividend shall be paid thereon.


                                     PART 8

                                BORROWING POWERS
                                ----------------

8.1.          The  Directors  may  from  time  to  time on behalf of the Company

     (i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit,

    (ii) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and

   (iii) mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

8.2. Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Director may determine.

8.3. The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Companies Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of the Companies Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.4. Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

8.5. The Company shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Companies Act.


                                     PART 9

                                GENERAL MEETINGS
                                ----------------

9.1. Subject to any extensions of time permitted pursuant to the Companies Act, the first annual general meeting of the Company shall be held within fifteen months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than thirteen months after the holding of the last preceding annual general meeting) and place as may be determined by the Directors.

9.2. If the Company is, or becomes, a company which is not a reporting company and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting need not be held.

9.3. All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings.

9.4. The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the Companies Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Companies Act.

9.5. If the Company is or becomes a reporting company, advance notice of any general meeting at which Directors are to be elected shall be published in the manner required by the Companies Act.

9.6. A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Companies Act and in the manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

9.7. All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waiver or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

9.8. Except as otherwise provided by the Companies Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.


                                     PART 10

                         PROCEEDINGS AT GENERAL MEETINGS
                         -------------------------------

10.1.     All  business  shall be deemed special business which is transacted at

     (i) an extraordinary general meeting other than the conduct of and voting at, such meeting; and

    (ii) an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and Auditor, fixing or changing the number of directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles or the Companies Act may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors.

10.2. No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

10.3. Save as herein otherwise provided, a quorum shall be two persons present and being, or representing by proxy, members holding not less than one-twentieth of the issued shares entitled to be voted at the meeting. If there is only one member the quorum is one person present and being, or representing by proxy, such member. The Directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

10.4. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case if shall stand adjourned to the same day in the next week, at the same time and place, and, it at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

10.5. The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice-President of the Company, if any, shall be entitled to preside as chairman at every general meeting of the Company.

10.6. If at any general meeting neither the Chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the Directors present shall choose some one of their number to be chairman or if all the Directors present decline to take the chair or shall fail to so choose or if no Director be present, the members present shall choose some other person in attendance, who need not be a member, to be chairman.

10.7. The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not advance notice, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

10.8. No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

10.9. Subject to the provisions of the Companies Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

10.10. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a casting vote in addition to the vote or votes to which he may be entitled as a member or proxyholder.

10.11. No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn.

In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

10.12. Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Companies Act may provide.

10.13. On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.14. Unless the Companies Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.



                                     PART 11

                                VOTES OF MEMBERS
                                ----------------

11.1. Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote thereat shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

11.2. Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

11.3. Any corporation note being a subsidiary which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

11.4. In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

11.5. A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

11.6. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

11.7. A form of proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the Company.

11.8. A form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the note convening the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the meeting in respect of which the person named in the instrument is appointed. In addition to any other method of depositing proxies provided for in these Articles, the Directors may from time to time be resolution make regulations relating to the depositing of proxies at any place or places and fixing the time or times for depositing the proxies not exceeding 48 hours (excluding Saturdays, Sundays and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of members and providing for particulars of such proxies to be send to the Company or any agent of the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

11.9. Unless the Companies Act or any other statute or law which is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the Directors or the chairman of the meeting shall approve:

                                (Name of Company)

               The  undersigned,  being  a  member  of  the  above
          named  Company,  hereby  appoints
                                                  or
          failing  him
          as  proxyholder  for  the  undersigned  to  attend,  act  and vote for and on behalf of the  undersigned  at  the  general  meeting  of  the
          Company  to  be  held  on  the             day  of
          and  at  any  adjournment  thereof.
               Signed  this        day  of               ,  19     .

                         (Signature  of  member).

11.10. A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

11.11.     Every  proxy  may  be  revoked  by  an  instrument  in  writing

     (i) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

    (ii) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any note in respect of which the proxy is to be used shall have been taken or  in  any  other  manner  provided  by  law.


                                     PART 12

                                    DIRECTORS
                                    ---------

12.1.     The  subscribers  to  the  Memorandum  of  the  Company  are the first
Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to vote on the election of directors and the number of Directors shall be the same as the number of Directors so appointed or elected. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

12.2. The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.3. A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Companies Act, to become or act as a Director.


                                     PART 13

                        ELECTION AND REMOVAL OF DIRECTORS
                        ---------------------------------

13.1. At each annual general meeting of the Company all the Directors shall retire and the members entitled to vote thereat shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

13.2.     A  retiring  Director  shall  be  eligible  for  re-election.

13.3. When the Company fails to hold an annual general meeting in accordance with the Companies Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4. If at any general meeting at which there should be an election of Directors, the places of any of the retiring directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any such election or continuance of Directors does not result in the election or continuance of the number of directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office.

13.5. Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

13.6. Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors but not more than one-third of the number of Directors fixed pursuant to these Articles and in effect at the last general meeting at which Directors were elected. Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

13.7 Any Director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate
Director within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

13.8.     The  office  of  Director  shall  be  vacated  if  the  Director:

     (i) resigns his office by notice in writing delivered to the registered office of the Company; or

    (ii) is convicted of an indictable offence and the other Directors shall have resolved to remove him; or

   (iii) ceases to be qualified to act as a Director pursuant to the Companies Act.

13.9. The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.


                                     PART 14

                         POWERS AND DUTIES OF DIRECTORS
                         ------------------------------

14.1. The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Companies Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

14.2. The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favour of any of the Directors or any of the members of the Company or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.


                                     PART 15

                       DISCLOSURE OF INTEREST OF DIRECTORS
                       -----------------------------------


15.1. A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a Directors shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Companies Act.

15.2. A Director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the Companies Act, the foregoing prohibitions shall not apply to

     (i) any such contract or transaction relating to a loan to the Company, which a Director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan;

    (ii) any contract or transactions made or to be made with, or for the benefit of a holding corporation or a subsidiary corporation of which a Director is a director;

   (iii) any contract by a Director to subscribe for or underwrite shares or debentures to be issued by the Company or a subsidiary of the Company, or any contract, arrangement or transaction in which a Director is, directly or indirectly, interested if all the other Directors are also, directly or indirectly interested in the contract, arrangement or transaction;

    (iv)  determining  the  remuneration  of  the  Directors;

     (v) purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

    (vi)  the  indemnification  of  any  Director  by  the  Company.

These exceptions may from time to time be suspended or amended to any extent approved by the Company in general meeting and permitted by the Companies Act, either generally or in respect of any particular contract or transaction or for any particular period.
15.3. A Director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in conjunction with his office of director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and subject to compliance with the provisions of the Companies Act, no contract or transactions entered into by or on behalf of the company in which a Director is in any way interest shall be liable to be voided by reason thereof.

15.4. Subject to compliance with the provisions of the Companies Act, a Director of his firm may act in a professional capacity for the company (except as auditor of the Company) and he or his form shall be entitled to remuneration for professional services as if he were not a Director.

15.5. A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the

Companies Act, such director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or for this interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.


                                     PART 16

                            PROCEEDINGS OF DIRECTORS
                            ------------------------

16.1. The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

16.2. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time to time determine.

16.3. A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other and provided that all such directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

16.4. A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of directors to any Director or alternate director (i) who is at the time not in the Province of British Columbia or (ii) if such meeting is to be held immediately following a general meeting at which such Director shall have been elected or is the meeting of directors at which such Director is appointed.

16.5. Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need to given to such Director and, unless the Director otherwise requires in writing to the Secretary, to his alternate director of any meeting of Directors and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

16.6. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be a majority of the Directors or, if the number of Directors is fixed at one, shall be one Director.

16.7. The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

16.8. Subject to the provisions of the Companies Act, all acts done by any meeting of the directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

16.9. A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the Directors or their alternates shall be as valid and effectual as if it has been passed at a meeting of the Directors duly called and held. Such resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

                                     PART 17

                         EXECUTIVE AND OTHER COMMITTEES
                         ------------------------------

17.1. The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the members of, or fill vacancies in, such Committee or any other committee of the Board and such other powers, if any, as may be specified in this resolution. The said Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the

Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such committee and to file vacancies in it. The Executive Committee may make rules forth conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

17.2. The Directors may be resolution appoint one or more committees consisting of such member or embers of their body as they think fit and may delegate to any such committee between meetings of the board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

17.3. The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall de determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it has been passed at a meeting as such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.


                                     PART 18

                                    OFFICERS
                                    --------

18.1. The Directors shall, from time to time, appoint a President and a Secretary and such other officers, if any, as the Directors shall determine and the Directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Companies Act.

18.2. One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceased to hold such office or leaves the employment of the company a pension or gratuity. The Directors may decide what function and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Companies Act.

18.3. Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.


                                     PART 19

          INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES
          -------------------------------------------------------------

19.1. Subject to the provisions of the Companies Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a director or former director of a corporation of which the company is or was a shareholder sand the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgement, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a director of the Company or a director of such corporation, including any action brought by the company or any such corporation. Each director of the Company on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.2. Subject to the provisions of the Companies Act, the Directors may cause the Company to indemnify an officer, employee or agent of the Company or of a corporation of which the company is or was a shareholder (notwithstanding that his is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition the Company shall indemnify the Secretary or an Assistant Secretary of the Company (if he shall not be a full time employee of the Company and notwithstanding that his is also a Director) and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Companies Act or these Articles and each such Secretary and Assistant

Secretary shall on being appointed by deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.3. The failure of a Director or officer of the Company to comply with the provisions of the Companies Act or of the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

19.4. The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, director, officer, employee or agent.


                                     PART 20

                              DIVIDENDS AND RESERVE
                              ---------------------

20.1. The Directors may from time to time declare and authorize payment of such dividends, if any, as them may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such finds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to such a distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the person entitled to the dividend as may seem expedient to the Directors.

20.2. Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

20.3. Subject to the rights of members (if any) holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

20.4. The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the company may be properly applied, and pending such application may, at the like discretion, either by employed in the business of the company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to divide.

20.5. If several persons are registered as joint holds of any share, any one of them may give an effective receipt of any dividend, bonuses or other moneys payable in respect of the share.

20.6. No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

20.7. Any dividend, bonuses or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one or the joint holders who is first named on the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be make payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

20.8. Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.


                                     PART 21

                         DOCUMENTS, RECORDS AND REPORTS
                         ------------------------------

21.1. The Company shall keep at its records office or at such other place as the Companies Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Companies Act to keep at its records office or such other place, as the case may be.
21.2. The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and condition of the Company and to comply with the Companies Act.

21.3. Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

21.4. The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Companies Act.

21.5. Every member shall be entitled to be furnished once gratis on demand with a copy of the latest annual financial statement of the Company and, if so required by the Companies Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.


                                     PART 22

                                     NOTICES
                                     -------

22.1. A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

22.2. A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the registered of members in respect of the share.

22.3. A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity has not occurred.

22.4. Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner hereinbefore authorized to every member holding at the time of the issuer of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

                                     PART 23

                                  RECORD DATES
                                  ------------

23.1. The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Companies Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

23.2. Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.


                                     PART 24

                                      SEAL
                                      ----

24.1. The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely,

     (i)  any  two  Directors,  or

    (ii)  one  of  the  Chairman  of  the  Board,  the  President,  the Managing
          Director, a Director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer, or

   (iii) if the Company shall have only one member, the President or the Secretary, or

    (iv) such person or persons as the Directors may from time to time by resolution appoint and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution th4e seal may be affixed in the presence of any one of the foregoing persons.

24.2. To enable the seal of the Company to be affixed to any bonds, debentures, share certificate, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Companies Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

24.3. The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Companies Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.


                                     PART 25

                      MECHANICAL REPODUCTIONS OF SIGNATURES
                      -------------------------------------

25.1. The signature of any officer, Director, registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Companies Act or by these Articles, may, if authorized by the Directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument has been signed manually, and notwithstanding that the person whose signature is no reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date of the delivery or issuer of such instrument.

25.2. The term "instrument" as used in Article 25.1. shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.


                                     PART 26

                                  PROHIBITIONS
                                  ------------

26.1. If the Company is, or becomes, a company which is not a reporting company, (i) the number of members for the time being of the Company, exclusive of persons who are for the time being in the employment of the Company and continue to be members after the termination of such employment, shall not exceed 15; and (ii) no shares or debt obligations issued by the Company shall be offered for sale to the public.

26.2. If the Company is, or becomes, a company which is not a reporting company, or a reporting company but does not have any of its securities listed or trading on any stock exchange wheresoever situate, or a reporting company and has not with respect to any of its securities filed a prospectus with the British Columbia Securities Commission or any similar securities regulatory body and obtained a receipt therefor, then no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer.

--------------------------------------------------------------------------------
FULL  NAME(S),  RESIDENT  ADDRESS(ES)  AND  OCCUPATION(S)  OF  SUBSCRIBER(S)
--------------------------------------------------------------------------------



/s/ Kjeld  Werbes                  4441  Prospect  Road
-------------------------          -------------------------
KJELD  WERBES                      Resident  Address

                                   North  Vancouver,  B.C.
                                   -------------------------
                                   Barrister  and  Solicitor
                                   -------------------------
                                   Occupation



     Dated  the  28th  day  of  February,  1980.